Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of Old Republic International Corporation hereby constitutes and appoints Karl W. Mueller and John R. Heitkamp, Jr., and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the registration statement to which this power of attorney is filed as an exhibit (this “Registration Statement”) and any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one power of attorney.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand this 12th day of September, 2014.

Signature	Title

/s/ Harrington Bischof	Director
Harrington Bischof

/s/ Jimmy A. Dew	Director
Jimmy A. Dew

/s/ John M. Dixon	Director
John M. Dixon

/s/ James C. Hellauer	Director
James C. Hellauer

/s/ Arnold L. Steiner	Director
Arnold L. Steiner

/s/ Fredricka Taubitz	Director
Fredricka Taubitz

/s/ Charles F. Titterton	Director
Charles F. Titterton

/s/ Dennis P. Van Mieghem	Director
Dennis P. Van Mieghem

/s/ Steven R. Walker	Director
Steven R. Walker